================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 1998




                                    CVS CORPORATION
       ------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in its Charter)



   Delaware                           1-1011                       05-0494040
---------------               ---------------------           ------------------

(State or Other              (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)




     One CVS Drive
 Woonsocket, Rhode Island                                  02895
-------------------------                               --------------
(Address of Principal Executive                          (Zip Code)
     Offices)




                                 (401) 765-1500
      --------------------------------------------------------------------
             (Registrant's telephone number, including area code)




     ----------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)



================================================================================





     ITEM 5.        Other Events.

     On February 24, 1998, a stockholder lawsuit was filed against CVS Corporation, a Delaware corporation ("CVS"), Arbor Drugs, Inc., a Michigan corporation ("Arbor") and the directors of Arbor.

     A press release announcing the commencement of the lawsuit was issued on March 4, 1998. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

     ITEM 7(c).  Exhibits.

     Exhibit 99.1 Press Release dated March 4, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CVS CORPORATION


Dated: March 4, 1998                       By: /s/ Charles Conaway
                                               -------------------
                                                Name:   Charles Conaway
                                                Title:  Chief Financial Officer





                                INDEX TO EXHIBITS




                                                                    Sequential
Exhibit No.                     Description                          Page No.
---------------       ---------------------------------          --------------

Exhibit 99.1          Press Release dated March 4, 1998.